BELVEDERE ALTERNATIVE INCOME FUND

Class A   BELAX

Class C   BELCX

Class I    BELIX

Class R   BELRX

A Series of Two Roads Shared Trust

Supplement dated April 17, 2014
to the Prospectus dated February 28, 2014

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Effective April 10, 2014, Belvedere Asset Management, LLC (“Belvedere”) submitted notice to the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”) of its resignation as the investment adviser to the Belvedere Alternative Income Fund (the “Fund”).  Within Belvedere’s required 60 day notice period, ES Capital Advisors, LLC (“ES Capital”) and Merriman Wealth Advisors (“Merriman”) will assume portfolio management of the Fund.

At a meeting of the Board held on April 11, 2014, the Board approved an Interim Investment Advisory Agreement with ES Capital and an Interim Sub-Advisory Agreement (collectively, the “Interim Agreements”) with Merriman to assume the Fund’s portfolio. Prior to April 11, 2014, ES Capital and Merriman were registered as investment advisers in the states of Massachusetts and California, respectively. ES Capital and Merriman’s assumption of the management of the Fund’s portfolio is contingent upon the effectiveness of the pending registration of each adviser with the U.S. Securities and Exchange Commission (“SEC”), as well as the satisfaction of certain other requirements as mandated by the Board. It is expected that the registration of ES Capital and Merriman will be effective prior to the expiration of the 60 days required notice of the termination of the Amended Investment Advisory Agreement between the Trust and Belvedere.

The Interim Agreements have a duration of up to 150 days from their effectiveness. Within 150 days of the Interim Agreements effective dates , the Board of Trustees will consider approval of a new Investment Advisory Agreement with ES Capital and new Sub-Advisory Agreement with Merriman (collectively, the “Successor Agreements”). The Successor Agreements are required by federal law to be approved by the Fund’s shareholders. The Fund anticipates that it will hold a special meeting of shareholders within 150 days of the effective date of the Interim Agreements for this purpose. Each shareholder of the Fund will receive a proxy statement with additional information on ES Capital, Merriman, and the Fund’s revised investment objective, principal investment strategy and principal investment risks. The Fund will also file with the SEC a revised Prospectus and Statement of Additional Information disclosing the Fund’s revised investment objective, principal investment strategy, and principal investment risks.

Rather than actively pursue the Fund’s stated investment objective, Belvedere is temporarily maintaining all of the Fund’s assets in cash and cash equivalents, as permitted by the Fund’s Prospectus. The investment objective, principal investment strategy and principal investment risks of owning shares of the Fund will change as a result of ES Capital and Merriman’s management of the Fund. To provide the Fund’s shareholders adequate time to consider the merits and suitability of the revised investment objective, principal investment strategy and principal investment risks of the Fund, the Fund will continue to maintain its assets in cash and cash equivalents pending the Fund’s shareholders approval of the Successor Agreements.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”), dated February 28, 2014, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-851-2525.